Supplement No. 1 dated August 29, 1995
                                       to
              Statement of Additional Information dated May 1, 1995
                                       for
                  STATE STREET RESEARCH NEW YORK TAX-FREE FUND
               a series of State Street Research Tax-Exempt Trust


New York City and Other Localities

      The third paragraph under the caption "New York Municipal Obligations --New York City and Other Localities" is revised in its entirety as follows:

      "In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P. On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On July 2, 1993, S&P reconfirmed its A- rating of City bonds, continued its negative rating outlook assessment and stated that maintenance of such rating depended upon the City's making further progress towards reducing budget gaps in the outlying years. On July 10, 1995, S&P downgraded its rating on the City's $23 billion of outstanding general obligation bonds to BBB+, citing the City's chronic structural budget problems and weak economic outlook. S&P stated that the City's reliance on one-time revenue measures to close annual budget gaps, a dependence on unrealized labor savings, overly optimistic estimates of revenues and state and federal aid, and the City's continued high debt levels also contributed to its decision to lower the rating. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1."

                  STATE STREET RESEARCH NEW YORK TAX-FREE FUND
                                   A Series of
                     STATE STREET RESEARCH TAX-EXEMPT TRUST
                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 1995

                                TABLE OF CONTENTS

                                                                            Page

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS ............................  2

NEW YORK MUNICIPAL OBLIGATIONS .............................................  5

ADDITIONAL INFORMATION CONCERNINGCERTAIN INVESTMENT TECHNIQUES ............. 18

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS ............................ 27

TRUSTEES AND OFFICERS ...................................................... 32

INVESTMENT ADVISORY SERVICES ............................................... 36

PURCHASE AND REDEMPTION OF SHARES .......................................... 37

NET ASSET VALUE ............................................................ 39

PORTFOLIO TRANSACTIONS ..................................................... 41

CERTAIN TAX MATTERS ........................................................ 43

DISTRIBUTION OF SHARES OF THE FUND ......................................... 46

CALCULATION OF PERFORMANCE DATA ............................................ 50

CUSTODIAN .................................................................. 56

INDEPENDENT ACCOUNTANTS .................................................... 56

FINANCIAL STATEMENTS ....................................................... 56

APPENDIX ................................................................... A-1



      The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research New York Tax-Free Fund (the "Fund") dated May 1, 1995 which may be obtained without charge from the offices of State Street Research Tax-Exempt Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.

CONTROL NUMBER: 1285M-950510(0696) SSR-LD                         NYTF-879D-595

               ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

      In addition to the investment policies set forth under "The Fund's Investments" and "Limiting Investment Risk" in the Fund's Prospectus, the Fund has adopted certain investment restrictions.

      The following restrictions are deemed fundamental and may not be changed except by the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940 (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Under these restrictions, it is the Fund's policy:

      (1)   not to issue senior securities;

      (2) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in syndicates or groups, if determined by the Trust's Board of Trustees, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

      (3) not to purchase or sell fee simple interests in real estate, although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which own or invest or deal in real estate;

      (4) not to invest in commodities or commodity contracts in excess of 10% of the Fund's total assets, except that investments in futures contracts and options on futures contracts on securities or securities indices shall not be deemed an investment in commodities or commodities contracts;

      (5) not to make loans, except that the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (including repurchase agreements with respect thereto);

      (6) not to invest more than 10% of its total assets in illiquid securities, which may include, to the extent any are not readily marketable under the circumstances, securities restricted as to resale, repurchase agreements extending for more than seven days, and options not listed and traded on any national securities exchange (as a current nonfundamental policy, restricted securities are limited to 5% of total assets);

      (7) not to conduct arbitrage transactions (provided that investments in futures and options shall not be deemed arbitrage transactions);

      (8) not to invest in oil, gas or other mineral exploration or development programs (provided that the Fund may invest in securities issued by companies which invest in or sponsor such programs and in securities indexed to the price of oil, gas or other minerals);

      (9) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry [for purposes of this restriction, (a) utilities will be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies will each be deemed in a separate industry, (b) oil and oil related companies will be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies will each be deemed in a separate industry, (c) finance companies will be classified according to the industries of their parent companies, (d) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including repurchase agreements involving such U.S. Government securities to the extent excludable under relevant regulatory interpretations) shall be excluded; (e) industrial development revenue bonds which are based, directly or indirectly, on the credit of private issuers will be classified according to the industry of the issuer, and (f) New York State and other jurisdictions and each of their separate political subdivisions, agencies, authorities or instrumentalities are treated as separate issuers and are not regarded as members of any industry];

     (10) not to borrow money except for borrowings from banks for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 25% of the value of its total assets, and except insofar as reverse repurchase agreements may be regarded as borrowing. As a matter of current operating, but not fundamental, policy, the Fund will not purchase additional portfolio securities at any time when it has outstanding money borrowings in excess of 5% of the Fund's total assets (taken at current value);

     (11) not to invest in a security if the transaction would result in, with respect to 75% of its total assets, more than 5% of the Fund's total assets being invested in any one issuer, except this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government or to repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations;

     (12) not to invest in a security if the transaction would result in the Fund's owning more than 10% of the outstanding voting securities of an issuer, except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government or to repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations;

     (13) not to invest in a security if the transaction would result in more than 5% of the Fund's total assets being invested in securities of issuers (including predecessors) with less than three years of continuous operations except in the case of debt securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Ba or higher by Moody's Investors Service, Inc. ("Moody's"), and except this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or backed by the U.S. Government or to repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations; and

     (14) not to invest in a security if the transaction would result in more than 25% of the Fund's total assets being invested in industrial revenue bonds which are based directly or indirectly on the credit of private issuers in any one industry, except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government or to repurchase agreements involving such U.S. Government securities to the extent excludable under relevant regulatory interpretations.

      The following investment restrictions may be changed by a vote of a majority of the Trustees. Under these restrictions, it is the Fund's policy:

      (1) not to engage in transactions in options except in connection with options on securities and securities indices and options on futures on securities and securities indices;

      (2) not to purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box" (as a matter of current operating, but not fundamental policy, the Fund will not make short sales or maintain a short position unless not more than 5% of the Fund's net assets (taken at current value) is held as collateral for such sales at any time);

      (3) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings (for the purpose of this restriction, futures and options, and related escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of futures and options, are not deemed to involve a hypothecation, mortgage or pledge of assets);

      (4) not to purchase a security issued by another investment company if, immediately after such purchase, the Fund would own, in the aggregate, (i) more than 3% of the total outstanding voting stock of such other investment company; (ii) securities issued by such other investment company having an aggregate value in excess of 5% of the value of the Fund's total assets; or (iii) securities issued by such other investment company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the Fund's total assets; provided, however, that the Fund may purchase investment company securities without limit for the purpose of completing a merger, consolidation or other acquisition of assets;

      (5) not to purchase or retain any security of an issuer if, to the knowledge of the Trust, those of its officers and Trustees and officers and directors of its investment advisers who individually own more than 1/2 of 1% of the securities of such issuer, when combined, own more than 5% of the securities of such issuer taken at market;

      (6) not to invest in warrants more than 5% of the value of its total assets (warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value); and

      (7) not to invest in companies for the purpose of exercising control over their management, although the Fund may from time to time present its views on various matters to the management of issuers in which it holds investments.


                        NEW YORK MUNICIPAL OBLIGATIONS

      As used in the Prospectus and this Statement, the term "New York Municipal Obligations" refers to debt obligations, including bonds and notes, issued by the State of New York and its political subdivisions, the interest on which was at the time of issuance, in the opinion of bond counsel, excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes. Like other tax-exempt bonds, New York Municipal Obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, mass transportation, roads, schools, and water and sewer works.

Other public purposes for which New York Municipal Obligations, like other tax-exempt bonds, may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as industrial development revenue bonds may be issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, conventions or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term New York Municipal Obligations if the interest paid thereon is, in the opinion of bond counsel at the time of issuance, excluded from gross income for federal income tax purposes and exempt from New York State and City personal income taxes. Other industrial development bonds used to fund the construction, equipment, repair or improvement of privately-operated industrial or commercial facilities may also be New York Municipal Obligations, but the size of such issues is limited under current federal tax law. The Fund may not be a desirable investment for "substantial users" of facilities financed by industrial development revenue bonds or for "related persons" of substantial users.

      The two principal classifications for tax-exempt bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development revenue bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of industrial development revenue bonds is usually directly related to the credit of the corporate user of the facilities. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

      Prices and yields on New York Municipal Obligations and other tax-exempt obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Information about the financial condition of an issuer of tax-exempt bonds or notes may not be as extensive as that which is made available by corporations whose securities are publicly traded.

      The ratings of S&P and Moody's represent their opinions and are not absolute standards of quality. Tax-exempt obligations with the same maturity, interest rate and rating may have different yields while on the other hand tax-exempt obligations with the same maturity and interest rate but with different ratings may have the same yield.

      Obligations of issuers of tax-exempt securities are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations to pay interest on and principal of their tax-exempt securities may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's tax-exempt bonds or notes in the same manner.

      From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions, and similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of New York Municipal Obligations for investment by the Fund and the value of the Fund's portfolio could be materially affected, in which event the Fund would reevaluate its investment objective and policies and consider changes in the structure of the Fund or dissolution.

Special Considerations Relating to New York Municipal Obligations

      Some of the significant financial considerations relating to the Fund's investment in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

      State Economy. New York (the "State") is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. New York City (the "City"), which is the most populous city in the State and nation and is the center of the nation's largest metropolitan area, accounts for a large portion of the State's population and personal income.

      The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. The recession has been more severe in the State, owing to a significant retrenchment in the financial services industry, cutbacks in defense spending, and an overbuilt real estate market. There can be no assurance that the State economy will not experience worse-than-predicted results in the 1994-95 fiscal year, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

      The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991. It stood at 7.7% in 1993. The total employment growth rate in the State has been below the national average since 1984 and is expected to slow to less than 0.50% in 1995. State per capita personal income remains above the national average. State per capita income for 1993 was $24,623, which is 18.3% above the 1993 national average of $20,817. During the past 10 years, total personal income in the State rose slightly faster than the national average only in 1986 through 1989.

      State Budget. The State Constitution requires the Governor to submit to the Legislature a balanced Executive Budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the Executive Budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

      The State's budget for the 1994-95 fiscal year was enacted by the Legislature on June 7, 1994, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State financial plan for the 1994-95 fiscal year was formulated on June 16, 1994 and is based upon the State's budget as enacted by the Legislature and signed into law by the Governor (the "1994-95 State Financial Plan"). This delay in the enactment of the State's 1995-95 fiscal year budget may reduce the effectiveness of several of the actions proposed.

      The State issued its third quarterly update to the cash basis 1994-95 State Financial Plan on February 1, 1995. The update projects a potential deficit of $259 million for the 1994-95 fiscal year. The Governor has proposed to close this deficit through a hiring freeze, a review of pending contracts and spending cuts in certain programs that were started or expanded in the 1994-95 budget.

      The 1994-95 State Financial Plan is based on a number of assumptions and projections. Because it is not possible to predict accurately the occurrence of all factors that may affect the 1994-95 State Financial Plan, actual results may differ and have differed materially in recent years, from projections made at the outset of a fiscal year. There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

      On February 1, 1995, the Governor presented his 1995-96 Executive Budget (the "Executive Budget") to the Legislature, as required by the State Constitution. It proposes actual reductions in the year-over-year dollar levels of State spending from the General Fund with a proposed cut of 3.4%. Proposed spending on State operations is projected to drop even more sharply, by 7.7%. There can be no assurance that the Legislature will enact the proposed Executive Budget into law, or that actual results will not differ materially and adversely from the projections set forth above. In addition, there is no assurance that the tax and spending cuts proposed in the Executive Budget will be enacted, or if enacted, will be upheld in the face of potential legal challenges. The comptroller has indicated his intention to challenge the proposed use of certain pension reserves in the Executive Budget.

      Recent Financial Results. The General Fund is the general operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1994-95 fiscal year, the General Fund is expected to account for approximately 52% of total governmental-fund receipts and 51% of total governmental-fund disbursements.

      The General Fund is projected to be balanced on a cash basis for the 1994-95 fiscal year. Total receipts are projected to be $34.321 billion, an increase of $2.092 billion over total receipts in the prior fiscal year. Total General Fund disbursements are projected to be $34.248 billion, an increase of $2.351 billion over the total amount disbursed and transferred in the prior fiscal year.

      The State's financial position on a GAAP (generally accepted accounting principles) basis as of March 31, 1993 included an 1991-92 accumulated deficit in its combined governmental funds of $681 million. Liabilities totalled $12.864 billion and assets of $12.183 billion were available to liquidate these liabilities.

      The State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes. The national recession and then the lingering economic slowdown in the New York and regional economy resulted in repeated shortfall in receipts and three budget deficits. For its 1992-93 and 1993-94 fiscal years, however, the State recorded balanced budgets on a cash basis, with substantial fund balances in each year.

      Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. The total amount of long-term State general obligation debt authorized but not issued as of December 31, 1993 was approximately $2.273 billion.

      The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State.

      The State also employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the Local Government Assistance Corporation ("LGAC") in an effort to restructure the way the State makes certain local aid payments.

      In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation empowered LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which will be amortized over no more than 30 years, was expected to eliminate the need for continuing short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified both the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. As of December, 1994, LGAC had issued bonds to provide net proceeds of $3.856 billion and has been authorized to issue bonds to provide net proceeds of up to an additional $315 million during the State's 1994-95 fiscal year. The impact of this borrowing, together with the availability of certain cash reserves, is that, for the first time in nearly 35 years, the 1994-95 Financial Plan includes no short-term seasonal borrowing.

      In April 1993, legislation was enacted proposing significant constitutional changes in the long-term financing practices of the State and the Authorities.

      The Legislature passed a proposed constitutional amendment that would permit the State, within a formula-based cap, to issue revenue bonds, which would be debt of the State secured solely by a pledge of certain State tax receipts (including those allocated to State funds dedicated for transportation purposes), and not by the full faith and credit of the State. In addition, the proposed amendment would require that State debt be incurred only for capital projects included in a multi-year capital financing plan and would prohibit, after its effective date, lease-purchase and contractual-obligation financing mechanisms for State facilities. Public hearings were held on the proposed constitutional amendment during 1993. Following these hearings, in February 1994, the Governor and the State Comptroller recommended a revised constitutional amendment which would further tighten the ban on lease-purchase and contractual-obligation financing, incorporate existing lease-purchase and contractual-obligation debt under the proposed revenue bond cap while simultaneously reducing the size of the cap. After considering these recommendations, the Legislature passed a revised constitutional amendment which tightens the ban, and provides for a phase-in to a lower cap. Before the approved constitutional amendment or any revised amendment enacted in 1994 can be presented to the voters for their consideration, it must be passed by a separately elected legislature. The amendment must therefore be passed by the newly elected Legislature in 1995 prior to the presentation to the voters at the earliest in November 1995. The amendment could not become effective before January 1, 1996.

      On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds to "A-" from "A" and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. S&P also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, S&P revised the rating outlook assessment to stable. On February 14, 1994, S&P raised its outlook to positive and, on February 28, 1994, confirmed its A- rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.

      The State anticipates that its capital programs will be financed, in part, by State and public authorities borrowings in 1994-95. The State expects to issue $374 million in general obligation bonds (including $140 million for purposes of redeeming outstanding bond anticipation notes) and $140 million in general obligation commercial paper.
The Legislature has also authorized the issuance of up to $69 million in certificates of participation during the State's 1994-95 fiscal year for equipment purchases. The projection of the State regarding its borrowings for the 1994-95 fiscal year may change if circumstances require.

      Principal and interest payments on general obligation bonds and interest payments on bond anticipation notes and on tax and revenue anticipation notes were $782.5 million for the 1993-94 fiscal year, and are estimated to be $786.3 million for the 1994-95 fiscal year. These figures do not include interest payable on State General Obligation Refunding Bonds issued in July 1992 ("Refunding Bonds") to the extent that such interest was paid from an escrow fund established with the proceeds of such Refunding Bonds. Principal and interest payments on fixed rate and variable rate bonds issued by LGAC were $239.4 million for the 1993-94 fiscal year, and are estimated to be $289.9 million for 1994-95. State lease-purchase rental and contractual obligation payments for 1993-94, including State installment payments relating to certificates of participation, were $1.258 billion and are estimated to be $1.495 billion in 1994-95.

      The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

      Litigation. Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse effect on the State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to the State of certain land in central and upstate New York;
(2) certain aspects of the State's Medicaid policies, including its rates, regulations and procedures; (3) contamination in the Love Canal area of Niagara Falls; (4) action against the State and the City officials alleging inadequate shelter allowances to maintain proper housing; (5) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (6) alleged responsibility of the State officials to assist in remedying racial segregation in the City of Yonkers; (7) action in which the State is a third party defendant, for injunctive or other appropriate relief, concerning liability for the maintenance of stone groins constructed along certain areas of Long Island's shoreline; (8) challenges by commercial insurers, employee welfare benefit plans, and health maintenance organizations to Section 2807-c of the Public Health Law, which imposes 13%, 11% and 9% surcharges on inpatient hospital bills and a bad debt and charity care allowance on all hospital bills and hospital bills paid by such entities, (9) challenge by a long distance carrier to the constitutionality of Tax Law ss.186-a(2-a) which restricted certain deduction of local access service fees,
(10) challenges to certain aspects of petroleum business taxes, and (11) action alleging damages resulting from the failure by the State's Department of Environmental Conservation to timely provide certain data.

      A number of cases have also been instituted against the State challenging the constitutionality of various public authority financing programs.

      In a proceeding commenced on August 6, 1991 (Schulz, et al. v. State of New York, et al., Supreme Court, Albany County), petitioners challenge the constitutionality of two bonding programs of the New York State Thruway Authority authorized by Chapters 166 and 410 of the Laws of 1991. In addition, petitioners challenge the fiscal year 1991-92 judiciary budget as having been enacted in violation of Sections 1 and 2 of Article VII of the State Constitution. The defendants' motion to dismiss the action on procedural grounds was denied by order of the Supreme Court dated January 2, 1992. By order dated November 5, 1992, the Appellate Division, Third Department, reversed the order of the Supreme Court and granted defendants' motion to dismiss on grounds of standing and mootness. By order dated September 16, 1993, on motion to reconsider, the Appellate Division, Third Department, ruled that plaintiffs have standing to challenge the bonding program authorized by Chapter 166 of the laws of 1991. The proceeding is presently pending in Supreme Court, Albany County.

      In Schulz, et al. v. State of New York, et al., commenced May 24, 1993, Supreme Court, Albany County, petitioners challenge, among other things, the constitutionality of, and seek to enjoin certain highway, bridge and mass transportation bonding programs of the New York State Thruway Authority and the Metropolitan Transportation Authority authorized by Chapter 56 of the Laws of 1993. Petitioners contend that the application of State tax receipts held in dedicated transportation funds to pay debt service on bonds of the Thruway Authority and of the Metropolitan Transportation Authority violates Sections 8 and 11 of Article VII and Section 5 of Article X of the State Constitution and due process provisions of the State and Federal Constitutions. By order dated July 27, 1993, the Supreme Court granted defendants' motions for summary judgment, dismissed the complaint, and vacated the temporary restraining order previously issued. By decision dated October 21, 1993, the Appellate Division, Third Department, affirmed the judgment of the Supreme Court. On June 30, 1994, the Court of Appeals unanimously affirmed the ruling of the trial court and the Appellate Division in favor of the State.

      Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the State's Comptroller has developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $30 million in fiscal 1994-95, $63 million in fiscal 1995-96, $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State is required to make aggregate payments of $351.4 million, of which $90.3 million have been made. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year.

      The legal proceedings noted above involve State finances, State programs and miscellaneous tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial. These proceedings could affect adversely the financial condition of the State in the 1994-95 fiscal year or thereafter. Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1994-95 State Financial Plan. An adverse decision in any of these proceedings could exceed the amount of the 1994-95 State Financial Plan reserve for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1994-95 State Financial Plan. In its audited financial statements for the fiscal year ended March 31, 1994, the State reported its estimated liability for awarded and anticipated unfavorable judgments to be $675 million.

      Although other litigation is pending against the State, except as described above, no current litigation involves the State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects the State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

      Authorities. The fiscal stability of the State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue- producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that are State-supported or State-related. As of September 30, 1993, date of the latest data available, there were 18 Authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 18 Authorities was $63.5 billion. As of March 31, 1994, aggregate public authority debt outstanding as State-supported debt was $21.1 billion and as State-related debt was $29.4 billion.

      Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, the State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the 18 Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years.

      In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

      New York City and Other Localities. The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City of New York, which has required and continues to require significant financial assistance from New York State. The City's independently audited operating results for each of its 1981 through 1993 fiscal years, which end on June 30, show a General Fund surplus reported in accordance with GAAP. In addition, the City's financial statements for the 1993 fiscal year received an unqualified opinion from the City's independent auditors, the eleventh consecutive year the City has received such an opinion.

      In 1975, the City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to public credit markets. The City was not able to sell short-term notes to the public again until 1979.

      In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P. On July 2, 1985 S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On July 2, 1993, S&P reconfirmed its A- rating of City bonds, continued its negative rating outlook assessment and stated that maintenance of such rating depended upon the City's making further progress towards reducing budget gaps in the outlying years. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On January 17, 1995, S&P placed the City's general obligation bonds on its CreditWatch list which may portend a rating downgrade from the agency in the outcoming months.

      The City is heavily dependent on the State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. As of December 31, 1993, MAC had outstanding an aggregate of approximately $5.204 billion of its bonds. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. Under its enabling legislation, MAC's authority to issue bonds and notes (other than refunding bonds and notes) expired on December 31, 1984. Legislation has been passed by the legislature which would, under certain conditions, permit MAC to issue up to $1.465 billion of additional bonds, which are not subject to a moral obligation provision.

      Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.

      The staffs of OSDC and the Control Board issued periodic reports on the City's financial plans, as modified, analyzing forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as compliance with the financial plan, as modified, by the City and its Covered Organizations (i.e., those which receive or may receive monies from the City directly, indirectly or contingently). OSDC staff reports issued during the mid-1980's noted that the City's budgets benefited from a rapid rise in the City's economy, which boosted the City's collection of property, business and income taxes. These resources were used to increase the City's workforce and the scope of discretionary and mandated City services. Subsequent OSDC staff reports examined the 1987 stock market crash and the 1989-92 recession, which effected the City's region more severely than the nation, and attributed an erosion of City revenues and increasing strain on City expenditures to that recession. According to a recent OSDC staff report, the City's economy is now slowly recovering, but the scope of that recovery is uncertain and unlikely, in the foreseeable future, to match the expansion of the mid-1980's. Also, staff reports of OSDC and the Control Board have indicated that the City's recent balanced budgets have been accomplished, in part, through the use of non-recurring resources, tax increases and additional State assistance; that the City has not yet brought its long-term expenditures in line with recurring revenues; and that the City is therefore likely to continue to face future projected budget gaps requiring the City to increase revenues and/or reduce expenditures. According to the most recent staff reports of OSDC and the Control Board, during the four-year period covered by the current financial plan, the City is relying on obtaining substantial resources from initiatives needing approval and cooperation of its municipal labor unions, Covered Organizations and City Council, as well as the state and federal governments, among others.

      On February 14, 1995, the Mayor released the preliminary budget for the City's 1996 fiscal year, which addresses a projected $2.7 billion budget gap. Most of the gap-closing initiatives may be implemented only with the cooperation of the City's municipal unions, or the State or Federal governments.

      Although the City has balanced its budget since 1981, estimates of the City's revenues and expenditures, which are based on numerous assumptions, are subject to various uncertainties. If expected federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from New York State.

      The City requires certain amounts of financing for seasonal and capital spending purposes. The City has issued $1.75 billion of notes for seasonal financing purposes during fiscal year 1994. The City's capital financing program projects long-term financing requirements of approximately $17 billion for the City's fiscal years 1995 through 1998. The major capital requirements include expenditures for the City's water supply and sewage disposal systems, roads, bridges, mass transit, schools, hospitals and housing. In addition to financing for new purposes, the City and the New York City Municipal Water Finance Authority have issued refunding bonds totaling $1.8 billion in fiscal year 1994.

      Certain localities, in addition to the City, could have financial problems leading to requests for additional State assistance during the State's 1994-95 fiscal year and thereafter. The potential impact on the State of such requests by localities is not included in the projections of the State receipts and disbursements in the State's 1994-95 fiscal year.

      Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

      Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1992, the total indebtedness of all localities in the State was approximately $35.2 billion, of which $19.5 billion was debt of the City (excluding $5.9 billion in MAC debt); a small portion (approximately $71.6 million) of the $35.2 billion of indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1992.

      From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. The longer-range problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.


                      ADDITIONAL INFORMATION CONCERNING
                        CERTAIN INVESTMENT TECHNIQUES

      Among other investments described below, the Fund may buy and sell options, futures contracts, and options on futures contracts with respect to securities and securities indices and may enter into closing transactions with respect to each of the foregoing, and invest in other derivatives, under circumstances in which the use of such techniques is expected by State Street Research & Management Company (the "Investment Manager") to aid in achieving the investment objective of the Fund. The Fund on occasion may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity at a future time) and which, therefore, possess the risks of both futures and securities investments.

Futures Contracts

      Futures contracts are publicly traded contracts to buy or sell underlying assets, such as certain securities or an index of securities, at a future time at a specified price. A contract to buy establishes a "long" position while a contract to sell establishes a "short" position.

      The purchase of a futures contract on securities or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. This characteristic makes futures useful for hedging purposes.

      The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the transaction an amount of "initial margin" in cash or U.S. Treasury obligations.

      Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying asset has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

      At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate its position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

      Futures contracts will be executed primarily (a) to establish a short position, and thus protect the Fund from experiencing the full impact of an expected decline in market value of portfolio holdings without requiring the sale of holdings, or (b) to establish a long position, and thus to participate in an expected rise in market value of securities which the Fund intends to purchase. Subject to the limitations described below, the Fund may also enter into futures contracts for purposes of enhancing return. In transactions establishing a long position in a futures contract, money market instruments equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, a representative portfolio of securities having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will employ any other appropriate method of cover which is consistent with applicable regulatory and exchange requirements.

Options on Securities

      The Fund may use options on securities to implement its investment strategy. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period.

Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

      Purchased options have defined risk, i.e., the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.

      Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, i.e., when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, i.e., the difference between the agreed upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

      The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure his obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Options on Securities Indices

      The Fund may engage in transactions in call and put options on securities indices. For example, the Fund may purchase put options on indices of fixed income securities in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities that might otherwise result.

      Put options on indices of securities are similar to put options on the securities themselves except that the delivery requirements are different. Instead of giving the right to make delivery of a security at a specified price, a put option on an index of securities gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. Gain or loss to the Fund on transactions in index options will depend on price movements in the relevant securities market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with options on equity or fixed income securities, futures contracts or commodities, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

      A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. Although there are at present few available options on indices of fixed income securities, other than tax-exempt securities, or futures and related options based on such indices, such instruments may become available in the future. When available, the Fund might employ such devices to hedge its positions in fixed income securities in the same manner that it currently uses futures and related options or, subject to receiving any necessary regulatory approval, to seek a higher level of return. In connection with the use of such options, the Fund may cover its position by identifying a representative portfolio of securities having a value equal to the aggregate face value of the option position taken. However, the Fund may employ any appropriate method to cover its positions that is consistent with applicable regulatory and exchange requirements.

Options on Futures Contracts

      An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Options Strategy

      A basic option strategy for protecting the Fund against a decline in securities prices could involve (a) the purchase of a put -- thus "locking in" the selling price of the underlying securities or securities indices -- or (b) the writing of a call on securities or securities indices held by the Fund -- thereby generating income (the premium paid by the buyer) by giving the holder of such call the option to buy the underlying asset at a fixed price. The premium will offset, in whole or in part, a decline in portfolio value; however, if prices of the relevant securities or securities indices rose instead of falling, the call might be exercised, thereby resulting in a potential loss of appreciation in the underlying securities or securities indices.

      A basic option strategy when a rise in securities prices is anticipated is the purchase of a call -- thus "locking in" the purchase price of the underlying security or other asset. In transactions involving the purchase of call options by the Fund, money market instruments equal to the aggregate exercise price of the options will be identified by the Fund to the Trust's custodian to insure that the use of such investments is unleveraged.

      The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund's return will be the premium received from writing the put option minus the amount by which the market price of the security is below the exercise price.

Limitations and Risks of Options and Futures Activity

      The Fund will engage in transactions in futures contracts or options only as a hedge against changes resulting from market conditions which produce changes in the values of their securities or the securities which it intends to purchase (e.g., to replace portfolio securities which will mature in the near future) and, subject to the limitations described below, to enhance return. The Fund will not purchase any futures contract or purchase any call option if, immediately thereafter, more than one-third of the Fund's net assets would be represented by long futures contracts or call options. The Fund will not write a covered call or put option if, immediately thereafter, the aggregate value of the assets (securities in the case of written calls and cash or cash equivalents in the case of written puts) underlying all such options, determined as of the dates such options were written, would exceed 25% of the Fund's net assets. In addition, the Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets.

      Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. Moreover, the use of options, futures and options on futures may involve risks not associated with the other types of instruments which the Fund intends to purchase. Most of the hedging anticipated for the Fund will be against the risk characteristics of its portfolio and not against the risk characteristics of specific debt securities. The Fund's ability to hedge effectively through transactions in futures or options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options. The prices of the assets being hedged may not move in the same amount as the hedging instrument, or there may be a negative correlation which would result in an ineffective hedge and a loss to the Fund.

      Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability effectively to hedge its securities and might in some cases require the Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

When-Issued Securities

      The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to up to a month or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs in the U.S. Treasury market when dealers begin to trade a new issue of bonds or notes shortly after a Treasury financing is announced, but prior to the actual sale of the securities. Similarly, securities to be created by a merger of companies may also be traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments.

Repurchase Agreements

      The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's total assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid assets held by the Fund will be limited to 10% of the Fund's total assets.

Reverse Repurchase Agreements

      The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

      When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

Securities Lending

      The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank, or any combination thereof. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time. The Fund will retain most rights of ownership of the loaned securities including rights to dividends, interests or other distributions on the loaned securities. Voting rights pass with the landing, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager to be of good financial standing.

Short Sales Against the Box

      The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

High Yield Securities

      Lower rated "high yield" securities (i.e., bonds rated BB or lower by S&P or Ba or lower by Moody's) commonly known as "junk bonds," of the type in which the Fund may invest generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities may also be subject to greater market price fluctuations than lower yielding, higher rated debt securities; credit ratings do not reflect this market risk.
In addition, these ratings may not reflect the effect of recent developments on an issuer's ability to make interest and principal payments.

      Additional risks of "high yield" securities include (i) limited liquidity and secondary market support, particularly in the case of securities that are not rated or subject to restrictions on resale, which may limit the availability of securities for purchase by the Fund, limit the ability of the Fund to sell portfolio securities either to meet redemption requests or in response to changes in the economy or the financial markets, heighten the effect of adverse publicity and investor perceptions, and make selection and valuation of portfolio securities more subjective and dependent upon the Investment Manager's credit analysis; (ii) substantial market price volatility and/or the potential for the insolvency of issuers during periods of changing interest rates and economic difficulty, particularly with respect to high yield securities that do not pay interest currently in cash; (iii) subordination to the prior claims of banks and other senior lenders; and (iv) the possibility that revenues or earnings of the issuer may be insufficient to meet its debt service. Growth in the market for "high yield" securities has paralleled a general expansion in certain sectors in the U.S. economy, and the effects of adverse economic changes (including a recession) are unclear. For further information concerning the ratings of debt securities, see the Appendix.

      In the event the rating of a security is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time.

Rule 144A Securities

      Subject to the limitations on illiquid and restricted securities noted above, the Fund may buy or sell restricted securities in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, such Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, marketmaking activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of an active market for them.

Other Derivative Securities

      The Fund may invest in tax-exempt derivative products such as stripped tax-exempt bonds, synthetic floating rate tax-exempt bonds, tax-exempt asset backed securities including interests in trusts holding tax-exempt lease receivables, and may enter into various interest rate transactions such as swaps, caps, floors or collars as described below. Many of these derivative products are new and are still being developed. Some of these products may generate taxable income or income which is believed to be non-taxable which may later be determined to be taxable. In making investments in any tax-exempt derivative, the Fund will take into consideration the impact on the Fund of the potential taxable nature of any income or gains, the effect of such taxable income or gains on the taxable and non-taxable status of dividends and distributions by the Fund to its shareholders, and the speculative nature of the products given their development nature. Other risks which may arise with tax-exempt derivative products include possible illiquidity because the market for such instruments is still developing. The Fund will attempt to invest in products which appear to have reasonable liquidity and to reduce the risks of nonperformance by counterparties by dealing only with established and reputable institutions.

Swap Arrangements

      The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap, the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e. an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines a cap and a floor.

      Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

      These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a part of the Fund's portfolio. However, the Fund may enter into such arrangements for income purposes to the extent permitted by the Commodity Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that non-standard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecast, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.



               DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

      As indicated in the Fund's Prospectus, the Fund may invest in long-term and short-term debt securities. The Fund may invest in cash and short-term securities for temporary defensive purposes when, in the opinion of the Investment Manager, such investments are more likely to provide protection against unfavorable market conditions than adherence to other investment policies. Certain debt securities and money market instruments in which the Fund may invest are described below.

      The Fund intends that short-term securities acquired for temporary defensive purposes will be exempt from federal income taxes and New York State and New York City personal income taxes. However, if such suitable short-term tax-exempt securities are not available or if such securities are available only on a when-issued basis, the Fund may invest up to 100% of its total assets in short-term securities the interest on which is not exempt from federal income taxes or New York State or New York City personal income taxes.

      U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

          o direct obligations of the U.S. Treasury, i.e., Treasury bills, notes, certificates and bonds;

          o obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Farmers Home Administration, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

          o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

      U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities and obligations of the Farmers Home Administration, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Farmers Home Administration, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-backed securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

      U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

      In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

      The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.


      Bank Money Investments. Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

      U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

      Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

      Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated A by S&P or Prime by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least A by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least A by S&P or by Moody's.

      Commercial paper rated A (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

      The rating Prime is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

      Information concerning the ratings of S&P and Moody's for municipal debt appears in the Appendix hereto. In the event applicable rating agencies lower the ratings of debt instruments held by the Fund, resulting in a material decline in the overall quality of the

Fund's portfolio, the situation will be reviewed and necessary action, if any, will be taken, including changes in the composition of the portfolio.

                            TRUSTEES AND OFFICERS

      The Trustees and officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

      *Paul J. Clifford, Jr., One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 32. His principal occupation is Vice President of State Street Research & Management Company. During the past five years, he has also served as a securities analyst for State Street Research & Management Company.

      *Susan W. Drake, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. She is 42. Her principal occupation is Vice President of State Street Research & Management Company. During the past five years she has also served as a securities analyst for State Street Research & Management Company.

      *+Constantine Hutchins, Jr., One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Trust. He is 66. His principal occupation during the past five years has been Senior Vice President, Secretary and General Counsel of State Street Research & Management Company. Mr. Hutchins's other principal business affiliations include Senior Vice President, Clerk and General Counsel, State Street Research Investment Services, Inc.

      *+John H. Kallis, One Financial Center, Boston, MA 02111 serves as Vice President of the Trust. He is 54. Mr. Kallis's principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as portfolio manager for State Street Research & Management Company.

      +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 68. He is engaged principally in private investments and civic affairs. Previously, he was with Morgan Guaranty Trust Company of New York.

      +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA 02109, serves as Trustee of the Trust. He is 68. His principal occupation during the past five years has been Partner, Saltonstall & Co., a private investment firm.

      *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 44. His principal occupation is Executive Vice President, Treasurer and Director of State Street Research & Management Company. During the past five years he also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and as Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice

______________
* or +  See footnotes on page 35.

President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.

      +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 63. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

      +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173 serves as Trustee of the Trust. He is 70. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.

      +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 56. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investment Ltd.

      +Michael S. Scott Morton, Massachusetts Institute of Technology,
77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is 57. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

      *Thomas A. Shively, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 40. His principal occupation is Senior Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company. Mr. Shively's other principal business affiliations include Director of State Street Research Investment Services, Inc.

      *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 52. His principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. During the past five years he also served as President and Chief Executive Officer of New England Investment Companies and as Chief Investment Officer and Director of New England Mutual Life Insurance Company. Mr. Verni's other principal business affiliations include Chairman of the Board, President, Chief Executive Officer and Director of State Street Research Investment Services, Inc.

      +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 70. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.

__________
* or +  See footnotes on page 35.

      As of March 31, 1995, the Trustees and officers of the Trust owned no shares of the Fund.


      As of March 31, 1995, Metropolitan Life Insurance Company ("Metropolitan") a New York corporation having its principal offices at One Madison Avenue, New York, NY 10010, was the record and/or beneficial owner, directly or indirectly through its subsidiaries or affiliates, of the amounts of the outstanding shares of the Fund as set forth below:

      Class D 59.5%

      Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

      As of March 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc. ("Merrill Lynch"), One Liberty Plaza, 165 Broadway, New York, NY 10080, was the record owner of 20.5% of the Fund's outstanding Class D shares. The Fund believes that Merrill Lynch does not have beneficial ownership of such shares.

      As of March 31, 1995, Bear Stearns Securities Corp. ("Bear Stearns"), One Metrotech Center North, Brooklyn, NY 11201, was the record owner of 18.0% of the Fund's outstanding Class D shares. The Fund believes that Bear Stearns does not have beneficial ownership of such shares.

      During the last fiscal year of the Fund, the Trustees were compensated as follows:

                                                            Total
                                                        Compensation
                                Aggregate              From Trust and
  Name of                     Compensation              Complex Paid
  Trustee                     From Trust(a)            to Trustees(b)
  -------                     -------------            --------------
________________________________________________________________________
Edward M. Lamont                $  9,825                  $ 49,326
Robert A. Lawrence              $  9,325                  $ 72,475
Dean O. Morton                  $ 11,325                  $ 87,925
Thomas L. Phillips              $  9,625                  $ 56,825
Toby Rosenblatt                 $  9,825                  $ 49,326
Michael S. Scott Morton         $ 11,325                  $ 83,925
Ralph F. Verni                  $      0                  $      0
Jeptha H. Wade                  $ 10,125                  $ 58,525

(a) Includes compensation from multiple series of the Trust. See "Distribution of Shares" for a listing of series.

(b) Includes compensation from Metropolitan Series Fund, Inc., for which the Investment Manager serves as sub-adviser, State Street Research Portfolios, Inc., for which State Street Research Investment Services, Inc. serves as distributor, and all investment companies for which the Investment Manager serves as primary investment adviser, comprising a total of 30 series. The Trust does not provide any pension or retirement benefits for the Trustees.



__________
* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.

+ Serves as a Trustee and/or officer of one or more of the following investment companies, each of which has an advisory or distribution relationship with the Investment Manager or its affiliates:
      MetLife - State Street Equity Trust, MetLife - State Street Financial Trust, MetLife - State Street Income Trust, MetLife - State Street Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

                         INVESTMENT ADVISORY SERVICES

      State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly-owned subsidiary of Metropolitan. State Street Research & Management Company assumed responsibility as Investment Manager effective as of July 1, 1992; previously, it served as a sub-adviser and the Distributor acted as investment manager.

      The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.55% of the net assets of the Fund. The Fund has been advised that the Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. For the fiscal years ended December 31, 1992, 1993 and 1994, the Fund's investment advisory fees prior to the assumption of fees or expenses were $171,406, $339,919 and $426,269, respectively. For the same periods, the voluntary reduction of fees or assumption of expenses amounted to $93,952, $114,140 and $249,199 respectively.

      Further, to the extent required under applicable state regulatory requirements, the Investment Manager will reduce its management fee up to the amount of any expenses (excluding permissible items, such as brokerage commissions, Rule 12b-1 payments, interest, taxes and litigation expenses) paid or incurred by the Fund in any fiscal year which exceed specified percentages of the average daily net assets of the Fund for such fiscal year. The most restrictive of such percentage limitations is currently 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. These commitments may be amended or rescinded in response to changes in the requirements of the various states by the Trustees without shareholder approval.

      The Advisory Agreement provides that it shall continue in effect with respect to the Fund from year to year as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and
(ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

      Under a Funds Administration Agreement between the Investment Manager and the Distributor, the Distributor provides assistance to the Investment Manager in performing certain fund administrative services for the Trust, such as assistance in determining the daily net asset value of shares of series of the Trust and in preparing various reports required by regulations.

      Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, employee benefit plans, and similar programs and plans, through or under which the Fund's shares may be purchased.

      Under the Code of Ethics of the Investment Manager, its employees are only permitted to engage in personal securities transactions which do not involve securities which the Investment Manager has recommended for purchase or sale, or purchased or sold, on behalf of its clients. All employees must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.


                      PURCHASE AND REDEMPTION OF SHARES

      Shares of the Fund are distributed by the Distributor. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). General information on how to buy shares of the Fund, as well as sales charges involved, is set forth under "Purchase of Shares" in the Prospectus. The following supplements that information.

      Public Offering Price. The public offering price for each class of shares of the Fund is based on their net asset value determined as of the close of NYSE on the day the purchase order is received by State Street Research Shareholder Services provided that the order is received prior to the close of the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to State Street Research Shareholder Services in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

      Reduced Sales Charges. For purposes of determining whether a purchase of Class A shares qualifies for reduced sales charges, the term "person" includes:
(i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code); (iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

      Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" as designated by the Distributor within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

      An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances

      A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

      Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under this right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

      Class C Shares. Class C shares are currently available to (i) benefit plans such as qualified retirement plans, other than individual retirement accounts and self-employed retirement plans, which meet certain criteria relating to minimum assets, minimum participants, service agreements, or similar factors; (ii) tax-exempt retirement plans of the Investment Manager and its affiliates, including the retirement plans of the Investment Manager's affiliated brokers; (iii) unit investment trusts sponsored by the Investment Manager or its affiliates; (iv) banks and insurance companies purchasing for their own accounts; (v) investment companies not affiliated with the Investment Manager; and (vi) endowment funds of nonprofit organizations with substantial minimum assets. The entities included in categories (i), (iv) and (vi) may not be affiliates of the Investment Manager.

      Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, as amended, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

      Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.


                               NET ASSET VALUE

      The net asset value of the shares of the Fund is determined once daily as of the close of the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

      In determining the values of portfolio assets, the Trustees utilize one or more pricing services to value debt securities for which market quotations are not readily available on a daily basis. Most debt securities are valued on the basis of data provided by such pricing services. Since the Fund is comprised substantially of debt securities under normal circumstances, most of the Fund's assets are therefore valued on the basis of such data from the pricing services. The pricing services may provide prices determined as of times prior to the close of the NYSE.

      In general, securities are valued as follows. Securities which are listed or traded on the NYSE or the American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the NYSE or the American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers' NASDAQ System, or other system, are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust utilizing such pricing services as may be deemed appropriate as described above. Securities deemed restricted as to resale are valued at the fair value thereof as determined by or in accordance with methods adopted by the Trustees of the Trust.

      Short-term debt instruments issued with a maturity of one year or less which have a remaining maturity of 60 days or less are valued using the amortized cost method, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. The amortized cost method is used when the value obtained is fair value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

                            PORTFOLIO TRANSACTIONS

Portfolio Turnover

      The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The portfolio turnover rates for the fiscal years ended December 31, 1993 and 1994 were 33.11% and 64.80%, respectively. The Investment Manager believes the portfolio turnover rate for the fiscal year ended December 31, 1994 was significantly higher than that for the previous fiscal year because of the dramatic rise in interest rates during the year, which increased incentive to shorten the duration and become more defensive in portfolio holdings. The rise in interest rates also led the Investment Manager to book losses for tax purposes to improve the Fund's dividend position. Additionally, lesser quality securities underperformed through out the year, leading the Investment to sell such securities.

Brokerage Allocation

      The Fund and the Investment Manager seek the best overall execution of purchase or sale orders and the most favorable net price in securities transactions consistent with their judgment as to the business qualifications of the various broker or dealer firms with which the Fund may do business. Decisions with respect to the market in which the transaction is to be completed, and to the allocation of orders among brokers or dealers, are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to the performance, integrity and financial responsibility of the various firms as well as to their demonstrated execution experience and capability generally and in regard to particular markets or securities and, in agency transactions, to the competitiveness of the commission rates (or in principal transactions of the net prices) they charge. The Investment Manager keeps current as to the range of rates or prices charged by various firms and against this background evaluates the reasonableness of a commission or price charged with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm.

      When it appears that a number of firms can satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which such firms have provided in the past or may provide in the future. Among such other services are the supplying of supplemental investment research, general economic and political information, analytical and statistical data, relevant market information and daily market quotations for computation of net asset value. In this connection it should be noted that a substantial portion of brokerage commissions paid, or principal transactions entered, by the Fund may be with brokers and investment banking firms which, in the normal course of business, publish statistical, research and other material which is received by the Investment

Manager and which may or may not prove useful to the Investment Manager, the Fund, or other clients of the Investment Manager.

      Neither the Fund nor the Investment Manager has any definite agreements with any firm as to the amount of business which that firm may expect to receive for services supplied or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of business. These understandings are honored to the extent possible in accordance with the policy set forth above. Neither the Fund nor the Investment Manager intends to pay a firm in excess of that which another would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Fund and the Investment Manager are aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, rely on the provisions of Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. For the fiscal years ended December 31, 1992, 1993 and 1994, the Fund paid no brokerage commissions. During and at the end of its most recent fiscal year, the Fund held in its portfolio no securities of any entity that might be deemed to be a regular broker dealer of the Fund as defined under the 1940 Act.

      Occasions may arise when the Investment Manager determines that an investment in a particular security, or the disposition of a particular security, is simultaneously a proper investment decision for the Fund as well as for the portfolio of one or more of its other clients. In this event, a purchase or sale, as the case may be, of any such security on any given day will be normally averaged as to price and allocated as to amount among the several clients in a manner deemed equitable to each client.

      On occasions when the Investment Manager deems the purchase or sale of a security to be in the best interests of the Fund, as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Fund. In some instances, this procedure may affect the price and size of the positions obtainable for the Fund.

                             CERTAIN TAX MATTERS

Federal Income Taxation of the Fund -- In General

      The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stocks or securities; (ii) options, futures, or forward contracts (other than options, futures, or forward contracts on foreign currencies); or (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies), but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); and
(c) satisfy certain diversification requirements. Furthermore, in order to be entitled to pay tax-exempt interest income dividends to its shareholders, the Fund must satisfy the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of obligations the interest of which is exempt from federal income tax under Code section 103(a).

      The 30% test will limit the extent to which the Fund may sell securities held for less than three months, write options which expire in less than three months and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If the Fund purchases a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying security unless, for purposes only of the 30% test, the option and the security are acquired on the same date.) Finally, as discussed below, this requirement may also limit investments by the Fund in options on stock indices, listed options on nonconvertible debt securities, futures contracts, options on interest rate futures contracts and certain foreign currency contracts.

      If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund.

      The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. Because the excise tax is based upon undistributed taxable income, it will not apply to tax-exempt income received by the Fund. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of the Fund's Investments

      Original Issue Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon will result in original issue discount.

      Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security (other than a tax-exempt obligation) issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest income to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must take into account all original issue discount for purposes of satisfying various requirements to qualify as a regulated investment company under Subchapter M of the Code, it will be more difficult for the Fund to make the distributions required for the Fund to maintain such status and, with respect to debt securities that are not tax-exempt, to avoid the 4% excise tax described above.

      Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.

Federal Income Taxation of Shareholders

      Distributions generally are taxable to shareholders at the time made unless tax-exempt. However, dividends declared by the Fund in October, November or December and made payable to shareholders of record on a specified date in such a month are treated as received by such shareholders on December 31, provided that the Fund pays the dividend during January of the following year. It is expected that none of the Fund's distributions will qualify for the corporate dividends-received deduction.

      Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder, to the extent that it is derived from other than tax-exempt interest, as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

      To the extent that the Fund's dividends are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. "Exempt-interest dividends," however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to one-half of their Social Security benefit. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible.

      A shareholder should be aware that a redemption of shares (including any exchange into another Eligible Fund) is a taxable event and, accordingly, capital gain or loss may be recognized. A loss realized by a shareholder on the redemption or exchange of shares of the Fund with respect to which exempt-interest dividends have been paid will be disallowed to the extent of such dividends if the shares have not been held by the shareholder for more than six months. Similarly, if a shareholder receives a distribution taxable as long-term capital gain and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of such capital gains distribution.

      Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers. Neither the Investment Manager's nor the Fund's counsel makes any review of proceedings relating to the issuance of tax-exempt securities or the bases of such opinions.

      Interest on "private activity" bonds issued after August 7, 1986 is subject to the federal alternative minimum tax, although the interest continues to be excludable from gross income for other purposes. The alternative minimum tax, or AMT, is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions. Interest from private activity bonds is a "tax preference" item that is added into income from other sources for the purpose of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. Corporate investors should note that for purposes of the corporate AMT there is an upward adjustment equal to 75% of the amount by which adjusted current earnings exceeds alternative minimum taxable income. Prospective investors should consult their own tax advisors with respect to the possible application of the AMT to their tax situation.

      The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are resident, but taxable generally on income derived from obligations of other jurisdictions. Shareholders should consult their tax advisers about the status of distributions from the Fund in their own states and localities.


                      DISTRIBUTION OF SHARES OF THE FUND

      State Street Research Tax-Exempt Trust (formerly MetLife - State Street Tax-Exempt Trust) is currently comprised of the following series: State Street Research Tax-Exempt Fund (formerly MetLife - State Street Tax-Exempt Fund), State Street Research New York Tax-Free Fund, State Street Research California Tax-Free Fund, State Street Research Florida Tax-Free Fund and State Street Research Pennsylvania Tax-Free Fund. The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class D shares. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series. The Trustees have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or class.

      The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class D shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers. For the fiscal years ended December 31, 1992 total sales charges amounted to approximately $987,000. For the same period, approximately $117,000 was retained by the Distributor after reallowance of concessions to dealers. Prior to the adoption of multiple classes of shares during the fiscal year ended December 31, 1993, sales charges amounted to approximately $444,000 for the period January 1, 1993 through June 4, 1993, of which approximately $53,000 was retained by the Distributor after reallowance of concessions to dealers. Following the adoption of multiple classes of shares, total sales charges on Class A shares paid to the Distributor for the period June 5, 1993 through December 31, 1993 and for the fiscal year ended December 31, 1994, amounted to approximately $531,000 and $257,000, respectively, of which approximately $35,000 and $31,000, respectively, was retained by the Distributor after reallowance of concessions to dealers.

      The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such sponsored arrangements. The reductions in sales expenses, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization, the term of the organization's existence and certain characteristics of its members. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements at any time.

      On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission on the shares sold. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

      For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class B and Class D shares of the Fund and paid initial commissions to securities dealers for sales of Class B and Class D shares as follows:

                                                       June 4, 1993
                                                     (Commencement of
                   Fiscal Year                  share class designations)
             Ended December 31, 1994              to December 31, 1993

           Contingent    Commissions             Contingent     Commissions
            Deferred         Paid to               Deferred         Paid to
         Sales Charges     Dealers              Sales Charges     Dealers

Class B     $47,848       $247,699                 $4,974        $284,191
Class D     $     0       $  1,194                 $    0        $  3,002

      The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class D shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including special promotional fees and cash and noncash incentives based upon sales by securities dealers, expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal services to investors and/or the maintenance of shareholder accounts and expenses associated with the provision of personal services by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

      The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class D shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to make payments for personal services and/or the maintenance of shareholder accounts. Proceeds from the service fee will be used by the Distributor to compensate securities dealers and others selling shares of the Fund for rendering service to shareholders on an ongoing basis. Such amounts are based on the net asset value of shares of the Fund held by such dealers as nominee for their customers or which are owned directly by such customers for so long as such shares are outstanding and the Distribution Plan remains in effect with respect to the Fund. Any amounts received by the Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the servicing of investor accounts. The distribution and servicing expenses of a particular class will be borne solely by that class.

      During the fiscal year ended December 31, 1994, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                          Class A     Class B     Class D

Advertising                              $     0    $     0       $2,101

Printing and mailing of prospectuses
to other than current shareholders             0          0          522

Compensation to dealers                   45,080    104,613          786

Compensation to sales personnel                0          0        3,280

Interest                                       0          0            0

Carrying or other financing charges            0          0            0

Other expenses                                 0           0       1,608

Total Fees                               $45,080   $104,613       $8,297


The Distributor may have also used additional resources of its own for further expenses on behalf of the Trust.

      No interested person of the Fund or independent Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

      To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.


                       CALCULATION OF PERFORMANCE DATA

      The average annual total return ("standard total return") and yield of the Class A, Class B, Class C and Class D shares of the Fund will be calculated as set forth below. Total return and yield are computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations. Shares of the Fund had no class designations until June 5, 1993 when designations were assigned based on the pricing and 12b-1 fees applicable to shares sold thereafter.

      All calculations of performance data in this section reflect the voluntary measures by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "Accrued Expenses" later in this section.

      The performance data reflects Rule 12b-1 fees and sales charges as set forth below:


                   Rule 12b-1 Fees                      Sales Charges
            -----------------------------    -----------------------------------
       Current
Class  Amount              Period
-----  -------             ------
  A     0.25%   June 5, 1993 to present; fee will   Maximum 4.5% sales
                reduce performance for periods      charge reflected
                after June 5, 1993

  B     1.00%   June 5, 1993 to present; fee will   1- and 5-year periods
                reduce performance for periods      reflect a 5% and a
                after June 5, 1993                  2% contingent deferred
                                                    sales charge, respectively

  C     None    Since commencement of               None
                operations to present

  D     1.00%   June 5, 1993 to present; fee will   1-year period reflects
                reduce performance for periods    a 1% contingent deferred
                after June 5, 1993                sales charge


Total Return
------------
      The Fund's average annual total return ("standard total return") of each class of shares was as follows:

              Commencement of
                Operations             Five Years                One Year
              (July 5, 1989)              Ended                    Ended

Fund       to December 31, 1994     December 31, 1994        December 31, 1994
----       --------------------     -----------------        -----------------

             With       Without       With       Without     With    Without
            Subsidy     Subsidy      Subsidy     Subsidy    Subsidy  Subsidy
            -------     -------      -------     -------    -------  -------

Class A      5.26%       4.66%        5.44%       4.94%     -10.26%  -10.49%
Class B      5.92%       5.31%        5.85%       5.35%     -11.40%  -11.62%
Class C      6.25%       5.65%        6.52%       6.04%      -5.79%   -6.03%
Class D      5.92%       5.31%        6.16%       5.66%      -7.79%   -8.02%

      Standard total return is computed by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested would produce the ending redeemable value, according to the following formula:

                              P(1+T)n = ERV

Where:   P     =           a hypothetical initial payment of $1,000

         T     =           average annual total return

         n     =           number of years

         ERV   =           ending redeemable value at the end of the
                           designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period


      The calculation is based on the further assumptions that the maximum initial or contingent deferred sales charge applicable to the investment is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Yield
-----

      The annualized yield of each class of shares of the Fund based on the month of December 1994 was as follows:

                                     With Subsidy      Without Subsidy
                                     ------------      ---------------

                  Class A                5.35%               4.96%
                  Class B                4.85%               4.45%
                  Class C                5.84%               5.44%
                  Class D                4.88%               4.48%

      Yield for each of the Fund's Class A, Class B, Class C and Class D shares is computed by dividing the net investment income per share earned during a recent month or other specified 30-day period by the applicable maximum offering price per share on the last day of the period and annualizing the result, according to the following formula:

                        YIELD = 2[( a-b + 1)6 -1]
                                    ---                           cd

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of voluntary expense reductions by the Investment Manager)

        c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

      To calculate interest earned (for the purpose of "a" above) on debt obligations, the Fund computes the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

      In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest is used in lieu of the yield to maturity. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value exceeds the then-remaining portion of original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value is less than the then-remaining portion of original issue discount (market premium), the yield to maturity is based on the market value. Dividend income is recognized daily based on published rates.

      With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), the Fund accounts for gain or loss attributable to actual monthly paydowns as a realized capital gain or loss during the period. The Fund has elected not to amortize discount or premium on such securities.

      Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes a maximum sales charge of 4.5% with respect to the Class A shares.

      All accrued expenses are taken into account as described later herein.

      Yield information is useful in reviewing the Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which are insured and/or often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

Tax Equivalent Yield
--------------------

      The tax equivalent yield of each class of shares of the Fund for the month ended December 31, 1994, assuming a combined federal and state maximum effective marginal income tax rate of 46.88% was as follows:

                                 With Subsidy       Without Subsidy
                                 ------------       ---------------

                  Class A           10.07%               9.34%
                  Class B            9.13%               8.38%
                  Class C           10.99%              10.24%
                  Class D            9.19%               8.43%

      The Fund's tax equivalent yield is computed by dividing that portion of the Fund's yield (computed as described under "Yield" above) which is tax-exempt, by the complement of the combined federal and state maximum effective marginal income tax rate of 46.88% (or other relevant rate) and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. The complement, for example, of a tax rate of 46.88% is 53.12%, that is [1.00 - .4688 = .5312].

Accrued Expenses
----------------

      Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

      Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund would have been lower.

Nonstandardized Total Return
----------------------------

      The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class D shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before and at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except that the result may or may not be annualized, and as noted any applicable sales charge, if any, may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total return for the six months ended December 31, 1994, without taking sales charges into account were as follows:

                                    With Subsidy      Without Subsidy
                                    ------------       ---------------

                  Class A             -1.37%              -1.56%
                  Class B             -1.74%              -1.93%
                  Class C             -1.24%              -1.43%
                  Class D             -1.87%              -2.06%

Distribution Rates
------------------

      The Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the maximum offering price per share as of the end of the period. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles.

      Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

      The distribution rates of the Fund, based on the month of December 1994 were as follows:

                  Class A              5.24%
                  Class B              4.72%
                  Class C              5.73%
                  Class D              4.72%


                                  CUSTODIAN

      State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.

                           INDEPENDENT ACCOUNTANTS

      Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing professional services including (1) an audit of the Fund's annual financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of the annual income tax returns filed on behalf of the Fund.


                             FINANCIAL STATEMENTS

      In addition to the reports provided to holders of record on a semiannual basis, other supplementary reports may be made available and holders of record may request a copy of a current supplementary report, if any, by calling State Street Research Shareholder Services.

      The following financial statements are for the Fund's fiscal year ended December 31, 1994:

State Street Research New York Tax-Free Fund
Investment Portfolio
December 31, 1994

            Principal Amount                                                                      Maturity Date     Value (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------
Municipal Bonds 98.4%
General           $  500,000   The City of New York, General Obligation
Obligation                     Bonds, Fiscal 1992 Series H, 7.00%                                    2/01/2005       $   508,000
21.9%                900,000   County of Ontario, New York, General
                               Obligations, Refunding Serial Bonds, Series
                               1993, FGIC Insured, 5.25%                                             8/15/2005           843,534
                   1,000,000   State of New York Municipal Bond Bank Agency, Special Program
                               Revenue Bonds (City of Rochester), 1991 Series A, 6.625%              3/15/2006         1,022,030
                   1,000,000   City of Niagara Falls, Niagara County, New York, Water
                               Treatment Plant Bonds, 1994 (AMT), MBIA Insured, 8.50%               11/01/2006         1,173,150
                   2,000,000   County of Onondaga, New York, General Improvement (Serial)
                               Bonds, 1992, 5.70%                                                    4/01/2007         1,911,640
                     285,000   Riverhead, New York, General Obligation Unlimited
                               Tax Bonds, Series B, AMBAC Insured, 4.75%                             6/15/2007           247,072
                     280,000   Riverhead, New York, General Obligation Unlimited
                               Tax Bonds, Series B, AMBAC Insured, 4.75%                             6/15/2008           238,543
                   1,000,000   City of Syracuse, Onondaga County, New York, Public Improvement
                               Refunding Bonds, Series
                               1993 A, 5.125%                                                        2/15/2009           886,920
                   1,500,000   County of Albany, New York, General Obligation Serial Bonds,
                               Series 1994, FGIC Insured, 5.75%                                      6/01/2009         1,401,030
                     900,000   Town of New Castle, Westchester County, New York, Public
                               Improvement Refunding, 4.75%                                          6/01/2009           757,854
                     500,000   City of Buffalo, New York, Refunding Serial Bonds-1991, FGIC
                               Insured, 6.25%                                                        2/01/2010           487,610
                     250,000   Town of New Castle, Westchester County, New York, Public
                               Improvement Refunding, 4.75%                                          6/01/2010           207,818
                     250,000   Town of New Castle, Westchester County, New York, Public
                               Improvement Refunding, 4.75%                                          6/01/2011           205,162
                     990,000   The City of New York, General Obligation Bonds, Fiscal 1991
                               Series B, 7.75%                                                       2/01/2012         1,034,411
                   2,000,000   Puerto Rico Municipal Finance Agency, 1994 Series A Bonds, FSA
                               Insured, 6.00%                                                        7/01/2014         1,881,960
                   3,000,000   The City of New York, General Obligation Bonds, Fiscal 1995
                               Series B, 7.00%                                                       8/15/2016         2,953,800
                                                                                                                     ---------------
                                                                                                                      15,760,534
                                                                                                                     ---------------
The accompanying notes are an integral part of the financial statements.

                                       57

            Principal Amount                                                                      Maturity Date     Value (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------

Airport           $2,000,000   New York City Industrial Development Agency, Special Facility
Revenue                        Revenue Bonds, Series 1994, (Terminal One Group Association,
4.7%                           L.P. Project), 6.10%                                                 1/01/2009         $1,871,500
                   1,000,000   Monroe County Airport Authority, Greater Rochester
                               International Airport Refunding Bonds, MBIA Insured, Subject to
                               AMT, Series 1993, 5.50%                                              1/01/2013            878,490
                     600,000   Monroe County Airport Authority, Greater Rochester
                               International Airport Revenue Bonds, MBIA Insured, Subject to
                               AMT, Series 1989, 7.25%                                              1/01/2019            620,160
                                                                                                                      --------------
                                                                                                                       3,370,150
                                                                                                                     ---------------
Certificates of    1,185,000   City of Syracuse, New York, (Syracuse Hancock International
Participation                  Airport), Certificates of Participation, Series 1992, Subject
1.7%                           to AMT, 6.60%                                                        1/01/2006          1,220,514
                                                                                                                     ---------------
College &          1,250,000   Dormitory Authority of the State of New York, Union College,
University                     Insured Revenue Bonds, Series 1992, FGIC Insured, 5.70%              7/01/2005          1,215,438
3.8%                 600,000   Dormitory Authority of the State of New York, Cornell
                               University, Revenue Bonds, Series 1986, 6.875%                       7/01/2014            612,150
                   1,000,000   Dormitory Authority of the State of New York, Ithaca College,
                               Revenue Bonds, Series 1991,
                               MBIA Insured, 6.25%                                                  7/01/2021            937,510
                                                                                                                     ---------------
                                                                                                                       2,765,098
                                                                                                                     ---------------
Escrowed             450,000   Dormitory Authority of the State of New York, Judicial
Bonds                          Facilities Lease Revenue Bonds, (Suffolk County Issue) Series
0.7%                           1986, 7.375%                                                         7/01/2016            481,640
                                                                                                                     ---------------
Hospital/          1,000,000   New York City Health and Hospitals Corporation, Health System
Health Care                    Bonds, Series 1993 A, 6.00%                                          2/15/2007            911,590
1.9%                 200,000   New York State Medical Care Facilities Finance Agency, Hospital
                               and Nursing Home, FHA-Insured, Mortgage Revenue Bonds, 1988
                               Series B, 8.00%                                                      2/15/2008            215,656
                     230,000   New York State Medical Care Facilities Finance Agency, Mental
                               Health Services Facilities Improvement Revenue Bonds, 1990
                               Series A Refunding, 7.75%                                            8/15/2010            242,252
                                                                                                                     ---------------
                                                                                                                       1,369,498
                                                                                                                     ---------------

The accompanying notes are an integral part of the financial statements.

                                       58

Investment Portfolio (cont'd)

            Principal Amount                                                                      Maturity Date     Value (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------

Industrial        $4,000,000   Herkimer County Industrial Development Agency, Industrial
Development                    Development Revenue Bonds, (Burrows Paper Corporation Solid
& Pollution                    Waste Disposal Facility), Series 1993, Subject to AMT, 8.00%          1/01/2009        $4,233,640
Control            2,000,000   Puerto Rico Industrial, Medical and Environmental Pollution
12.2%                          Control Facilities Financing Authority, Revenue Bonds, Series
                               A, 6.25%                                                             11/15/2013         1,924,900
                     400,000   New York State Energy Research and Development Authority,
                               Central Hudson Gas & Electric Company, FGIC Insured, Series B,
                               7.375%                                                               10/01/2014           420,512
                   1,055,000   New York State Energy Research and Development Authority,
                               Brooklyn Union Gas Company, Series II, 7.00%                         12/01/2020         1,060,940
                   1,100,000   New York State Energy Research and Development Authority, Gas
                               Facilities Revenue Bonds, Series 1985I, (The Brooklyn Union Gas
                               Company Project), 7.125%                                             12/01/2020         1,104,334
                                                                                                                     ---------------
                                                                                                                       8,744,326
                                                                                                                     ---------------
Lease              1,500,000   Dormitory Authority of the State of New York, Judicial
Revenue                        Facilities Lease Revenue Bonds, (Suffolk County Issue), Series
4.3%                           1991A, 9.25%                                                          4/15/2006         1,676,955
                     500,000   Lyons Community Health Initiatives Corp., (New York), Facility
                               Revenue Bonds, Series 1994, 6.55%                                     9/01/2009           482,190
                   1,000,000   Lyons Community Health Initiatives Corp., (New York), Facility
                               Revenue Bonds, Series 1994, 6.80%                                     9/01/2024           958,200
                                                                                                                     ---------------
                                                                                                                       3,117,345
                                                                                                                     ---------------
Life Care          1,000,000   Orange County Industrial Development Agency, (The Glen Arden
4.2%                           Inc. Project), Life Care Community Revenue Bonds, Series 1994,
                               8.25%                                                                 1/01/2002         1,001,170
                     600,000   Tompkins County Industrial Development Agency, Life Care
                               Community Revenue Bonds, 1994 (Kendal at Ithaca, Inc. Project),
                               7.625%                                                                6/01/2009           591,138
                   1,430,000   Tompkins County Industrial Development Agency, Life Care
                               Community Revenue Bonds, 1994 (Kendal at Ithaca, Inc. Project),
                               7.70%                                                                 6/01/2011         1,397,124
                                                                                                                     ---------------
                                                                                                                       2,989,432
                                                                                                                     ---------------
Multi-Family       1,000,000   Herkimer Housing Authority, Multifamily Mortgage Revenue Bonds,
Housing                        Series 1994A (Herkimer Elderly Apartments--Section 8 Assisted
2.7%                           Project), 7.15%                                                       3/01/2011         1,007,640
                   1,000,000   New York State Housing Finance Agency, Multi-Family Housing
                               Revenue Bonds, (Secured Mortgage Program), 1992 Series F,
                               Subject to AMT, 6.625%                                                8/15/2012           964,250
                                                                                                                     ---------------
                                                                                                                       1,971,890
                                                                                                                     ---------------

The accompanying notes are an integral part of the financial statements.

                                      59

            Principal Amount                                                                      Maturity Date     Value (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------

Nursing           $1,500,000   Dormitory Authority of the State of New York, The Miriam Osborn
Home                           Memorial Home Association, Revenue Bonds, 1994 B Issue,
2.1%                           Mandatory Put 12/5/99, 6.00%                                          7/01/2024        $1,510,005
                                                                                                                     ---------------
Power              1,500,000   Power Authority of the State of New York, General Purpose
3.5%                           Bonds, Series W, 6.50%                                                1/01/2008         1,524,960
                   1,000,000   Power Authority of the State of New York, General Purpose
                               Bonds, Series Y, 6.75%                                                1/01/2018         1,004,860
                                                                                                                     ---------------
                                                                                                                       2,529,820
                                                                                                                     ---------------
Pre-Refunded         500,000   City of Syracuse, Onondaga County, New York, Public Improvement
Bonds                          Bonds, 1991, Pre-Refunded to 2/15/2001 @ 102, 6.70%                   2/15/2006           529,860
9.6%
                     300,000   County of Nassau, New York, Combined Sewer Districts Bonds,
                               Series J, FGIC Insured, Pre- Refunded to 10/15/2000 @ 103, 7.375%    10/15/2009           332,442
                   1,000,000   Grand Central District Management Association, Inc., Grand
                               Central Business Improvement District, Capital Improvement
                               Bonds, Series 1992, Pre- Refunded to 1/01/2002 @ 102, 6.50%           1/01/2010         1,053,100
                     145,000   New York State Medical Care Facilities Finance Agency, Mental
                               Health Services Facilities Improvement Revenue Bonds, 1990
                               Series A Pre- Refunded to 2/15/2000 @ 102, 7.75%                      8/15/2010           160,841
                     600,000   Dormitory Authority of the State of New York, State University
                               Educational Facilities, Revenue Bonds, Series 1990A,
                               Pre-Refunded to 5/15/2000 @ 102, 7.70%                                5/15/2012           666,420
                     450,000   Battery Park City Authority, Revenue Bonds,
                               Series 1990, Pre-Refunded to 5/1/99 @ 102, 7.70%                      5/01/2015           494,609
                     600,000   New York City Municipal Water Finance Authority, Water and
                               Sewer System Revenue Bonds, Fiscal 1991 Series C, FGIC Insured,
                               Pre-Refunded to 6/15/2001 @ 101.5, 7.00%                              6/15/2016           647,754
                     425,000   County of Suffolk, New York, General Obligations, MBIA Insured,
                               1990 Series B, Pre-Refunded to 4/01/2000 @ 102, 7.10%                 4/01/2018           459,863
                     250,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1989,
                               Series A, General Obligation Bonds, Pre-Refunded to 7/1/99 @ 100,
                               6.50%                                                                 7/01/2018           260,805
                     350,000   Mount Sinai Union Free School District, Unlimited Tax, Suffolk
                               County, New York AMBAC Insured, School District Bonds, 1989,
                               Pre-Refunded to 2/15/2000 @ 102, 7.25%                                2/15/2019           380,565
                     250,000   Dormitory Authority of the State of New York, Bonds, Upstate
                               Community Colleges, 1990A Issue, Pre-Refunded to 5/15/2000 @ 102,
                               7.60%                                                                 7/01/2020           275,750

The accompanying notes are an integral part of the financial statements.

                                       60

Investment Portfolio (cont'd)

            Principal Amount                                                                      Maturity Date     Value (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------

Pre-Refunded      $  300,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1990,
Bonds                          General Obligation Bonds, Pre-Refunded to 7/1/2000 @ 102, 7.70%       7/01/2020        $  335,304
(cont'd)             400,000   Orangetown Housing Authority, (Rockland County, New York),
                               Housing Facilities Revenue Bonds (Orangetown Senior Housing
                               Center-1990 Series), Pre-Refunded to 10/1/2000 @ 102, 7.50%          10/01/2020           440,512
                     800,000   Town of Clifton Park Water Authority, (New York), Water System
                               Revenue Bonds, 1991 Series A, FGIC Insured, Pre-Refunded to
                               10/1/2001 @ 102, 6.375%                                              10/01/2026           838,520
                                                                                                                     ---------------
                                                                                                                       6,876,345
                                                                                                                     ---------------
Resource             500,000   Town of Hempstead Industrial Development Agency, (Hempstead,
Recovery/ Solid                New York), Resource Recovery Bonds, 1985 (American REF-FUEL
Waste                          Company of Hempstead Project), 7.375%                                12/01/2005           516,400
1.4%
                     480,000   New York State Environmental Facilities Corporation, Resource
                               Recovery Revenue Bonds, (Huntington Resource Recovery
                               Project-1989 Series A), Subject to AMT, 7.50%                        10/01/2012           480,826
                                                                                                                     ---------------
                                                                                                                         997,226
                                                                                                                     ---------------
Single-Family        915,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue
Housing                        Bonds, Series 40-A, Subject to AMT, 6.05%                             4/01/2005           891,786
7.1%               1,000,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue
                               Bonds, Series 27, 6.90%                                               4/01/2015         1,003,910
                   2,000,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue
                               Bonds, Series 45, 7.20%                                              10/01/2017         2,044,400
                     600,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue
                               Bonds, Series MM-I, Subject to AMT, 7.95%                            10/01/2021           625,254
                     500,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue
                               Bonds, Series UU, Subject to AMT, 7.75%                              10/01/2023           513,645
                                                                                                                     ---------------
                                                                                                                       5,078,995
                                                                                                                     ---------------
Special/Sales        600,000   Municipal Assistance Corporation for the City of New York,
Tax Revenue                    Series 61 Bonds, 5.75%                                                7/01/2008           572,928
1.5%                 500,000   Municipal Assistance Corporation for the City of New York,
                               Series 67 Bonds, 7.625%                                               7/01/2008           537,520
                                                                                                                     ---------------
                                                                                                                       1,110,448
                                                                                                                     ---------------

The accompanying notes are an integral part of the financial statements.

                                      61

            Principal Amount                                                                      Maturity Date     Value (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------

Transit/          $  750,000   Government of Guam, Limited Obligation Highway Bonds, 1992
Highway                        Series A, Capital Guaranty Insurance Co. Insured, 6.30%               5/01/2012       $   727,642
2.4%
                   1,000,000   The Port Authority of New York and New Jersey, Consolidated
                               Bonds, Sixty-seventh Series, 6.875%                                   1/01/2025         1,008,490
                                                                                                                     ---------------
                                                                                                                       1,736,132
                                                                                                                     ---------------
Water & Sewer      2,000,000   Buffalo Municipal Water Finance Authority, Water System Revenue
11.3%                          Bonds, Series 1992, FSA Insured, 5.75%                                7/01/2006         1,939,580
                   2,000,000   New York State Environmental Facilities Corporation, State
                               Water Pollution Control, Revolving Fund Revenue Bonds, Series
                               1994 D, (Pooled Loan Issue), 6.70%                                   11/15/2009         2,060,820
                     400,000   New York State Environmental Facilities Corporation, State
                               Water Pollution Control, Revolving Fund Revenue Bonds, Series
                               1990 B, (Pooled Loan Issue), 7.50%                                    3/15/2011           421,500
                   1,250,000   Monroe County Water Authority, (New York), Series 1991 A Water
                               System Revenue Refunding Bonds, 6.25%                                 8/01/2011         1,205,038
                   2,380,000   Albany Municipal Water Finance Authority, Water and Sewer
                               System Revenue Bonds, Series 1993 A, FGIC Insured, 5.75%             12/01/2011         2,214,519
                     250,000   Commonwealth of Puerto Rico, Aqueduct and Sewer Authority
                               Revenue Bonds, Series 1988 A, 7.00%                                   7/01/2019           250,780
                                                                                                                     ---------------
                                                                                                                       8,092,237
                                                                                                                     ---------------
Other              1,000,000   The Trust for Cultural Resources of the City of New York,
Revenue                        Revenue Refunding Bonds, Series 1993A, (The Museum of Modern
1.4%                           Art), AMBAC Insured, 6.625%                                           1/01/2011         1,006,350
                                                                                                                     ---------------
                               Total Municipal Bonds and Investments
                                (Cost $70,661,877)--98.4%                                                             70,727,985
                               Other Assets, Less Liabilities--1.6%                                                    1,141,655
                                                                                                                     ---------------
                               Net Assets--100.0%                                                                    $71,869,640
                                                                                                                     ===============

The accompanying notes are an integral part of the financial statements.

                                      62

Investment Portfolio (cont'd)

                               Federal Income Tax Information:
                               At December 31, 1994, the net unrealized appreciation of investments based on cost for Federal income tax purposes of $70,661,877 was as follows:

                                 Aggregate gross unrealized appreciation
                                 for all investments in which there is an
                                 excess of value over tax cost                                                         $ 1,461,774

                                 Aggregate gross unrealized depreciation
                                 for all investments in which there is an
                                 excess of tax cost over value                                                          (1,395,666)
                                                                                                                     ---------------
                                                                                                                     $      66,108
                                                                                                                     ===============

The accompanying notes are an integral part of the financial statements.

State Street Research New York Tax-Free Fund
Statement of Assets and Liabilities
December 31, 1994

-------------------------------------------------------------------------------------------------------
Assets           Investments, at value (Cost $70,661,877) (Note 1)                        $70,727,985
                 Interest receivable                                                        1,426,832
                 Receivable from Distributor (Note 3)                                          23,775
                 Receivable for fund shares sold                                                3,959
                 Other assets                                                                   7,451
                                                                                           ----------
                                                                                           72,190,002
Liabilities      Dividends payable                                             $73,384
                 Accrued transfer agent and shareholder services (Note 2)       57,699
                 Payable for fund shares redeemed                               36,073
                 Accrued management fee (Note 2)                                33,411
                 Accrued trustees' fees (Note 2)                                14,856
                 Accrued distribution fee (Note 5)                              14,663
                 Capital gains distribution payable                              8,068
                 Payable to custodian                                            5,867
                 Other accrued expenses                                         76,341        320,362
                                                                               -------    ------------
Net Assets                                                                                $71,869,640
                                                                                          ============
                 Net Assets consist of:
                 Undistributed net investment income                                      $   141,050
                 Unrealized appreciation of investments                                        66,108
                 Accumulated net realized loss                                             (3,163,011)
                 Shares of beneficial interest                                             74,825,493
                                                                                          ------------
                                                                                          $71,869,640
                                                                                          ============
                 Net Asset Value and redemption price per share of Class A shares
                 ($18,214,443 / 2,419,194 shares of beneficial interest)                        $7.53
                                                                                                =====
                 Maximum Offering Price per share of Class A shares ($7.53 / .955)              $7.88
                                                                                                =====
                 Net Asset Value and offering price per share of Class B shares
                 ($12,131,436 / 1,611,873 shares of beneficial interest)*                       $7.53
                                                                                                =====
                 Net Asset Value, offering price and redemption price per share of
                 Class C shares ($40,750,166 / 5,407,309 shares of beneficial interest)         $7.54
                                                                                                =====
                 Net Asset Value and offering price per share of Class D shares
                 ($773,595 / 102,688 shares of beneficial interest)*                            $7.53
                                                                                                =====

*Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

State Street Research New York Tax-Free Fund
Statement of Operations
For the year ended December 31, 1994

----------------------------------------------------------------------------------------------------
Investment      Interest                                                                $ 4,771,548
Income

Expenses        Management fee (Note 2)                                   $  426,269
                Transfer agent and shareholder services (Note 2)             230,014
                Custodian fee                                                102,669
                Reports to shareholders                                       43,498
                Registration fees                                             30,708
                Audit fee                                                     26,696
                Legal fees                                                    25,062
                Trustees' fees (Note 2)                                        9,577
                Distribution fee--Class A (Note 5)                            45,080
                Distribution fee--Class B (Note 5)                           104,613
                Distribution fee--Class D (Note 5)                             8,297
                Amortization of organization costs (Note 1)                    4,047
                Miscellaneous                                                  9,726
                                                                            --------
                                                                           1,066,256
                Expenses borne by the Distributor (Note 3)                  (249,199)       817,057
                                                                            --------   ------------
                Net investment income                                                     3,954,491
                                                                                       ------------

Realized and    Net realized loss on investments (Notes 1 and 4)                         (3,161,667)
Unrealized      Net unrealized depreciation of investments                               (5,773,470)
Loss on                                                                                ------------
Investments     Net loss on investments                                                  (8,935,137)
                                                                                       ------------
                Net decrease in net assets resulting from operations                    $(4,980,646)
                                                                                       ============

The accompanying notes are an integral part of the financial statements.

State Street Research New York Tax-Free Fund
Statement of Changes in Net Assets

                                                                             Year ended December 31
                                                                          ---------------------------
                                                                              1994           1993
-----------------------------------------------------------------------------------------------------
Increase          Operations:
(Decrease)         Net investment income                                   $ 3,954,491    $ 3,100,438
in Net Assets      Net realized gain (loss) on investments*                 (3,161,667)       391,527
                   Net unrealized appreciation (depreciation) of
                    investments                                             (5,773,470)     3,823,310
                                                                            ----------      ---------
                   Net increase (decrease) resulting from operations        (4,980,646)     7,315,275
                                                                            ----------      ---------
                   Dividends from net investment income:
                    Class A                                                   (895,478)      (226,427)
                    Class B                                                   (441,657)       (85,132)
                    Class C                                                 (2,488,395)    (2,744,741)
                    Class D                                                    (34,740)       (13,135)
                                                                            ----------     ----------
                                                                            (3,860,270)    (3,069,435)
                                                                            ----------     ----------
                   Distributions from net realized gains:
                    Class A                                                    (19,501)       (34,199)
                    Class B                                                    (12,917)       (16,829)
                    Class C                                                    (42,991)      (133,873)
                    Class D                                                       (854)        (1,939)
                                                                            ----------     ----------
                                                                               (76,263)      (186,840)
                                                                            ----------     ----------
                   Net increase from fund share transactions (Note 7)          709,765     34,459,752
                                                                            ----------     ----------
                   Total increase (decrease) in net assets                  (8,207,414)    38,518,752

Net Assets         Beginning of period                                      80,077,054     41,558,302
                                                                            ----------     ----------
                   End of period (including undistributed net
                   investment income of $141,050 and $46,829,
                   respectively)                                           $71,869,640    $80,077,054
                                                                           ===========    ===========
                  *Net realized gain (loss) for Federal income
                   tax purposes (Note 1)                                   $(2,135,580)   $   391,527
                                                                           ===========    ===========

The accompanying notes are an integral part of the financial statements.

State Street Research New York Tax-Free Fund
Notes to Financial Statements
December 31, 1994

Note 1
State Street Research New York Tax-Free Fund (the "Fund"), is a series of MetLife-State Street Tax-Exempt Trust (the "Trust"), which was organized as a Massachusetts business trust in December, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in July, 1989. Five series of the Trust are publicly offered: State Street Research New York Tax-Free Fund, MetLife-State Street Tax-Exempt Fund, State Street Research California Tax-Free Fund, State Street Research Florida Tax-Free Fund and State Street Research Pennsylvania Tax-Free Fund.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay a service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declared separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Tax-exempt securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short- term obligations are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income

Net investment income is determined daily and consists of interest accrued and discount earned, less amortization of premium and the estimated daily expenses of the Fund. Interest income is accrued daily as earned. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends are declared daily by the Fund based upon projected net investment income and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At December 31, 1994, the Fund had a capital loss carryforward of $2,135,580 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on December 31, 2002.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1994 through December 31, 1994 the Fund incurred net capital losses of $1,026,087 and intends to defer and treat such losses as arising in the fiscal year ending December 31, 1995.

F. Deferred Organization Costs

Certain costs incurred in the organization and registration of the Fund were capitalized and amortized under the straight-line method over a period of five years.

Note 2
The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.55% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 1994, the fees pursuant to such agreement amounted to $426,269.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly-owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended December 31, 1994, the amount of such expenses was $44,507.

The fees of the Trustees not currently affiliated with the Adviser amounted to $9,577 during the year ended December 31, 1994. The Trust has an optional deferred compensation plan for its Trustees. The Fund invests the fees of participating Trustees in shares of a MetLife-State Street fund instead of paying those fees in cash. Participating Trustees receive deferred amounts equal to the market value of such shares including any reinvested income and capital gains distributions.

Note 3
The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended December 31, 1994, the amount of such expenses assumed by the Distributor and its affiliates was $249,199.

Note 4
For the year ended December 31, 1994, purchases and sales of securities, exclusive of short-term obligations, aggregated $49,760,113 and $48,774,934, respectively.

Note 5
The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended December 31, 1994, fees pursuant to such plan amounted to $45,080, $104,613 and $8,297 for Class A, Class B and Class D, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of Metropolitan, earned initial sales charges aggregating $30,519 and $224,970, respectively, on sales of Class A shares of the Fund during the year ended December 31, 1994, and that MetLife Securities, Inc. earned commissions aggregating $230,818 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $41,848 on redemptions of Class B shares during the same period.

Note 6
Under normal circumstances at least 80% of the Fund's net assets will be invested in New York Municipal Obligations. New York State and New York City face potential economic problems due to various financial, social, economic and political factors which could seriously affect their ability to meet continuing obligations for principal and interest payments. Also, the Fund is able to invest up to 25% of total assets in a single industry. Accordingly, the Fund's investments may be subject to greater risk than those in a fund with more restrictive concentration limits.

At December 31, 1994, investments totalling 11.7% of the Fund's net assets were insured as to the timely payment of principal and interest by Financial Guaranty Insurance Co. (FGIC).

Note 7
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At December 31, 1994, Metropolitan owned 61,186 Class A shares and 61,186 Class D shares and the Distributor owned one Class C share of the Fund.

Share transactions were as follows:

                                                                                 June 7, 1993
                                                                               (Commencement of
                                                                                  Share Class
                                                     Year ended                Designations) to
                                                 December 31, 1994             December 31, 1993
                                             --------------------------   -------------------------
Class A                                       Shares         Amount         Shares         Amount
-----------------------------------------    ----------    ------------    ---------   ------------
Shares sold                                   1,289,154    $ 10,313,220    1,951,973    $16,298,054
Issued upon reinvestment of:
 Distributions from net realized gains            2,365          17,808        3,840         32,373
 Dividends from net investment income            84,420         662,001       20,410        171,170
Shares repurchased                             (756,289)     (5,929,186)    (176,679)    (1,478,347)
                                               --------      ----------      -------      ----------
Net increase                                    619,650    $  5,063,843    1,799,544    $15,023,250
                                               ========      ==========      =======      ==========
Class B                                         Shares         Amount        Shares        Amount
-----------------------------------------      --------      ----------      -------      ----------
Shares sold                                     885,313    $  7,083,969      967,843    $ 8,090,814
Issued upon reinvestment of:
 Distributions from net realized gains            1,577          11,857        1,943         16,378
 Dividends from net investment income            32,680         258,543        8,550         71,750
Shares repurchased                             (204,942)     (1,640,186)     (81,091)      (673,621)
                                               --------      ----------      -------      ----------
Net increase                                    714,628    $  5,714,183      897,245    $  7,505,321
                                               ========      ==========      =======      ==========
                                                                                   Year ended
                                                                               December 31, 1993
                                                                             -----------------------
Class C                                         Shares         Amount        Shares        Amount
-----------------------------------------      --------      ----------      -------      ----------
Shares sold                                      44,692    $    369,145    2,054,942    $16,627,634
Issued upon reinvestment of:
 Distributions from net realized gains            5,159          38,844       14,268        120,424
 Dividends from net investment income           226,396       1,765,589      286,120      2,359,881
Shares repurchased                           (1,563,955)    (12,288,139)    (963,989)    (7,979,679)
                                               --------      ----------      -------      ----------
Net increase (decrease)                      (1,287,708)   $(10,114,561)   1,391,341    $11,128,260
                                               ========      ==========      =======      ==========
                                                                                  June 7, 1993
                                                                                (Commencement of
                                                                                  Share Class
                                                                                Designations) to
                                                                               December 31, 1993
                                                                             -----------------------
Class D                                         Shares         Amount        Shares        Amount
-----------------------------------------      --------      ----------      -------      ----------
Shares sold                                      14,755      $  119,504       96,912      $ 799,949
Issued upon reinvestment of:
 Distributions from net realized gains               99             745          246          2,073
 Dividends from net investment income             1,427          11,193          107            899
Shares repurchased                              (10,858)        (85,142)       --            --
                                               --------      ----------      -------      ----------
Net increase                                      5,423      $   46,300       97,265      $ 802,921
                                               ========      ==========      =======      ==========

State Street Research New York Tax-Free Fund
Financial Highlights
For a share outstanding throughout each year.

                                                                   Class A                         Class B
                                                         ---------------------------     ----------------------------
                                                             Year ended                    Year ended
                                                         December 31, 1994   1993**     December 31, 1994    1993**
                                                         ------------------------------------------------------------
Net asset value, beginning of year                             $8.43         $8.20             $8.43         $8.20
Net investment income*                                           .40           .22               .34           .19
Net realized and unrealized gain (loss) on
  investments                                                   (.90)          .25              (.90)          .25
Dividends from net investment income                            (.39)         (.22)             (.33)         (.19)
Distributions from net realized gains                           (.01)         (.02)             (.01)         (.02)
                                                               -----          ----              ----          ----
Net asset value, end of year                                   $7.53         $8.43             $7.53         $8.43
                                                               =====         =====             =====         =====
Total return                                                   (6.04)%+       5.79%+++         (6.74)%+       5.35%+++
Net assets at end of year (000s)                             $18,214       $15,175           $12,131        $7,567
Ratio of operating expenses to average net assets*              1.10%         1.10%++           1.85%         1.85%++
Ratio of net investment income to average net
  assets*                                                       5.07%         4.68%++           4.34%         3.93%++
Portfolio turnover rate                                        64.80%        33.11%            64.80%        33.11%
 * Reflects voluntary assumption of fees or expenses
  per share in each year (Note 3).                              $.03          $.01              $.03          $.01

 ** June 7, 1993 (commencement of share class designations) to
    December 31, 1993.
 ++ Annualized.
  + Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

                                                                    Class C                                   Class D
                                                 -----------------------------------------------    ----------------------------
                                                             Year ended December 31
                                                 -----------------------------------------------       Year ended
                                                  1994      1993      1992      1991      1990     December 31, 1994    1993**
                                                 -------------------------------------------------------------------------------
Net asset value,
  beginning of year                               $8.44     $7.84     $7.61     $7.11     $7.32           $8.44           $8.20
Net investment income*                              .42       .42       .44       .45       .45             .34             .19
Net realized and unrealized gain (loss) on
  investments                                      (.90)      .62       .23       .51      (.22)           (.91)            .25
Dividends from net investment
  income                                           (.41)     (.42)     (.44)     (.46)     (.44)           (.33)           (.18)
Distributions from net
  realized gains                                   (.01)     (.02)       --        --        --            (.01)           (.02)
                                                   ----      ----      ----      ----      ----            ----            ----
Net asset value, end of year                      $7.54     $8.44     $7.84     $7.61     $7.11           $7.53           $8.44
                                                  =====     =====     =====     =====     =====           =====           =====
Total return                                      (5.79)%+  13.46%+    9.08%+   13.88%+    3.32%+         (6.86)%+         5.46%+++
Net assets at end
  of year (000s)                                $40,750   $56,515   $41,558   $21,512   $12,620            $774            $821
Ratio of operating expenses to
  average net assets*                              0.85%     0.85%     0.85%     0.85%     0.85%           1.85%           1.85%++
Ratio of net investment
  income to average
  net assets*                                      5.29%     5.10%     5.71%     6.21%     6.39%           4.31%           3.94%++
Portfolio turnover rate                           64.80%    33.11%    29.39%    30.24%    35.54%          64.80%          33.11%
 * Reflects voluntary assumption
  of fees or expenses per share in each
  year (Note 3).                                   $.03      $.01      $.02      $.05      $.07            $.03            $.01

 ** June 7, 1993 (commencement of share class designations) to
    December 31, 1993.
 ++ Annualized.
  + Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

Report of Independent Accountants
To the Trustees of MetLife-State Street
Tax-Exempt Trust and the Shareholders of State Street Research New York Tax-Free Fund

  In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research New York Tax-Free Fund (a series of MetLife-State Street Tax-Exempt Trust, hereafter referred to as the "Trust") at December 31, 1994, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1994 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
February 10, 1995

Management's Discussion of Fund Performance

  The bond market was repeatedly buffeted in 1994 by uncertainty over the strength of the economy and the timing of the Fed's next rate increase.

  We began to shorten New York Tax-Free Fund's duration and maturity in late 1993, which meant the Fund fell less than average in February, March and April when interest rates rose and the municipal bond market dropped sharply.

  After the market's sharp decline, we attempted to reduce risk further in the portfolio by replac- ing longer-term bonds with less interest-rate-sensitive, shorter-term bonds. In some cases we sold bonds for losses and replaced them with higher-yielding, more defensive bonds. We also increased our position in insured bonds, because higher-quality, more-liquid bonds tend to perform better in weak markets.

  We have targeted high-quality bonds--the bonds in the Fund's portfolio have an average credit rating of AA, as measured by Standard & Poor's Corporation. In general, high-quality bonds are more "liquid," which means they are easier to buy and sell. Also, we have continued to purchase bonds from upper-state New York, as these bonds offer quality and are usually in demand.

  Comparison Of Change In Value Of A $10,000 Investment In New York Tax-Free
                   Fund and The Lehman Municipal Bond Index

[chart]
                       Class A Shares
                 Average Annual Total Return
      1 Year              5 Years                 Life of Fund
 -10.26%/-10.49%       +5.44%/+4.94%              +5.26%/+4.66%


             New York Tax-Free Fund       Lehman Muni Bond Index
 7/89         9,550                       10,000
12/89         9,714                       10,391
12/90        10,036                       11,148
12/91        11,428                       12,502
12/92        12,465                       13,604
12/93        14,108                       15,275
12/94        13,526                       14,485

[end chart]

[chart]
                       Class B Shares
                 Average Annual Total Return
      1 Year              5 Years                 Life of Fund
 -11.40%/-11.62%       +5.85%/+5.35%              +5.92%/+5.31%


             New York Tax-Free Fund       Lehman Muni Bond Index
 7/89        10,000                       10,000
12/89        10,172                       10,391
12/90        10,509                       11,148
12/91        11,967                       12,502
12/92        13,052                       13,604
12/93        14,710                       15,275
12/94        13,719                       14,485

[end chart]

[chart]
                       Class C Shares
                 Average Annual Total Return
      1 Year              5 Years                 Life of Fund
 -5.79%/-6.03%       +6.52%/+6.04%              +6.25%/+5.65%


             New York Tax-Free Fund       Lehman Muni Bond Index
 7/89        10,000                       10,000
12/89        10,172                       10,391
12/90        10,509                       11,148
12/91        11,967                       12,502
12/92        13,052                       13,604
12/93        14,810                       15,275
12/94        13,952                       14,485

[end chart]

[chart]
                       Class D Shares
                 Average Annual Total Return
      1 Year              5 Years                 Life of Fund
 -7.79%/-8.02%         +6.16%/+5.66%              +5.92%/+5.31%


             New York Tax-Free Fund       Lehman Muni Bond Index
 7/89        10,000                       10,000
12/89        10,172                       10,391
12/90        11,509                       11,148
12/91        11,967                       12,502
12/92        13,052                       13,604
12/93        14,726                       15,275
12/94        13,717                       14,485

[end chart]


  All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Returns reflect voluntary reduction by the Distributor or its affiliates of fees and expenses related to the Fund. The second number shown is what performance would have been without a reduction of Fund fees or expenses. Shares of the Fund had no class designations until June 7, 1993, when designations were assigned based on the pricing and 12b-1 fees applicable to shares sold thereafter. Performance data for a specified class include periods prior to the adoption of class designations. "A" share returns for each of the periods reflect the maximum 4.5% sales charge. Performance prior to June 7, 1993 does not reflect annual 12b-1 fees of .25%, which will reduce subsequent performance. "B" share returns for the 1- and 5-year periods reflect a 5% and a 2% contingent deferred sales charge, respectively. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. "D" share return for the 1-year period reflects a 1% contingent deferred sales charge. Performance for "B" and "D" shares prior to June 7, 1993, does not reflect annual 12b-1 fees of 1%, which will reduce subsequent performance. The Lehman Muni Bond Index represents approximately 15,000 fixed coupon, investment- grade municipal bonds. The index in unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.

                                   APPENDIX
                    Description of Municipal Debt Ratings

Standard & Poor's Corporation
-----------------------------

      AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

      A: Debt rated A has a strong capacity to pay interest and repay principal, although it is more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      Debt rated BB, B, CCC, CC and C is regarded as having speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

      BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

      B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

      CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

      CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

      C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      CI: The rating CI is reserved for income bonds on which no interest is being paid.

      D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      S&P may attach the "r" symbol to derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks created by the terms of the obligation, such as securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only (IO) and principal only (PO) mortgage securities.

      SP-1: Notes rated SP-1 are of the highest quality with very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

      SP-2: Notes rated SP-2 are of high quality with satisfactory capacity to pay principal and interest.

Moody's Investors Service, Inc.
-------------------------------

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as 0ell.

      Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance or other terms of the contract over any long period of time may be small.

      Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      MIG-1: Notes bearing this designation are the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

      MIG-2: Notes bearing this designation are of high quality, with margins or protection ample although not so large as in the preceding group.